Exhibit 99.1



                          Valhi, Inc. and Subsidiaries
                 Selected Consolidated Statement of Income Data
                     Years ended December 31, 2003 and 2004
                      (In thousands, except per share data)
                                   (Unaudited)
                                                             2003                                          2004
                                                             ----                                          ----
                                        -------------------------------------------------------------------------------------------
                                         As originally    Adjustment    As restated     As originally    Adjustment    As restated
                                           reported                                       reported
                                        -------------------------------------------------------------------------------------------


Income from continuing operations
   before   income tax and minority
   interest                                  $  45,358     $   -          $ 45,358         $  78,098    $     -        $  78,098

Provision for income taxes (benefit)            (8,496)       22,479        13,983          (288,055)       8,169       (279,886)


Minority interest in after tax earnings         12,080        (3,460)        8,620            57,493       (1,353)        56,140
                                          ------------    ------------  ------------       -----------   --------     ----------

    Income from continuing operations           41,774       (19,019)       22,755           308,660        (6,816)      301,844

Discontinued operations                         (2,874)         -           (2,874)            3,732         -             3,732
                                             ------------- ---------    -------------     ----------    ---------      ---------

Cumulative effect of change in
   accounting principle                            586          -              586              -            -              -
                                                   ---     ---------           ---         ---------    ---------      ------

    Net income                              $   39,486   $   (19,019)     $ 20,467        $  312,392    $   (6,816)    $  305,576
                                            ==========   ============     ========        ==========    ===========    ==========

Earnings per share:
    Basic net income per share            $     .33      $     (.16)   $     .17         $     2.60     $     (.06)    $     2.54
                                          =========      ===========   =========         ==========     ===========    ==========

    Diluted net income per share          $     .33      $     (.16)   $     .17         $     2.59     $     (.05)    $     2.54
                                          =========      ===========   =========         ==========     ===========    ==========

                          Valhi, Inc. and Subsidiaries
            Selected Consolidated Statements of Comprehensive Income
                     Years ended December 31, 2003 and 2004
                      (In thousands, except per share data)
                                   (Unaudited)
                                                             2003                                          2004
                                                             ----                                          ----
                                        -------------------------------------------------------------------------------------------
                                         As originally    Adjustment    As restated     As originally    Adjustment    As restated
                                           reported                                       reported
                                        -------------------------------------------------------------------------------------------


Net income                                   $  39,486   $  (19,019)      $ 20,467        $  312,392    $  (6,816)     $  305,576
                                             ---------   ----------       --------        ----------    ---------      ----------

Other comprehensive income:
  Marketable securities                            860          -              860             3,243        -               3,243
  Currency translationa                         32,017          -           32,017            49,134        -              49,134
  Pension liabilities                          (22,193)         -          (22,193)            1,375        -               1,375
                                               --------    ---------    -----------        ---------      ---------      --------

     Other comprehensive income                 10,684          -           10,684            53,752        -              53,752
                                             ---------    ----------    -----------        ---------    -----------      --------


 Comprehensive income                       $   50,170   $   (19,019)      $31,151        $  366,144    $   (6,816)      $359,328
                                            ==========   ============      =======        ==========    ===========      ========

                                             Valhi, Inc. and Subsidiaries
                             Selected Consolidated Statement of Stockholders' Equity Data
                                              Year ended December 31, 2003
                                                     (In thousands)
                                                      (Unaudited)

                                                                               Total stockholders' equity
                                                                   Originally
                                                                    Reported          Adjustment          As restated
                                                                    ---------         ----------           --------


Balance at December 31, 2002                                        $ 614,756         $   48,800           $663,556

Net income                                                             39,486            (19,019)            20,467
Income tax related to Kronos distribution                             (19,019)            19,019               -
Other, net                                                             24,511               -                24,511
                                                                 ------------          ---------       ------------

Balance at December 31, 2003                                        $ 659,734          $  48,800          $ 708,534
                                                                    =========          ==========         =========

                                             Valhi, Inc. and Subsidiaries
                             Selected Consolidated Statement of Stockholders' Equity Data
                                              Year ended December 31, 2004
                                                     (In thousands)
                                                      (Unaudited)

                                                                               Total stockholders' equity
                                                                  Originally
                                                                    Reported          Adjustment          As restated
                                                                    ---------          ---------          ----------


Balance at December 31, 2003                                        $ 659,734           $ 48,800           $708,534

Net income                                                            312,392             (6,816)           305,576
Income tax related to Kronos distribution                              (6,816)             6,816               -
Other, net                                                             24,173               -                24,173
                                                                 ------------          ---------       ------------

Balance at December 31, 2004                                        $ 989,483            $48,800        $ 1,038,283
                                                                    =========            =========      ===========

                                             Valhi, Inc. and Subsidiaries
                                  Selected Consolidated Statement of Cash Flow Data
                                             Year ended December 31, 2003
                                                    (In thousands)
                                                     (Unaudited)


                                                                   Originally
                                                                    reported          Adjustment         As restated
                                                                    ---------        ------------        -----------

Items comprising cash flow from operating activities:

   Net income                                                       $  39,486        $   (19,019)         $  20,467
                                                                    =========        ============         =========

   Minority interest- continuing
    operations                                                      $  12,080         $   (3,460)          $  8,620
                                                                    =========         ===========          ========

  Accounts with affiliates                                            $ 2,293          $  22,479            $24,772
                                                                      =======          =========            =======

                                             Valhi, Inc. and Subsidiaries
                                  Selected Consolidated Statement of Cash Flow Data
                                             Year ended December 31, 2004
                                                    (In thousands)
                                                     (Unaudited)


                                                                   Originally
                                                                    reported          Adjustment         As restated
                                                                   ----------         ----------           --------
Items comprising cash flow from operating activities:

   Net income                                                      $  312,392         $   (6,816)          $305,576
                                                                   ==========         ===========          ========

  Minority interest - continuing
    operations                                                      $  57,493         $   (1,353)           $56,140
                                                                    =========         ===========           =======

  Accounts with affiliates                                          $ (19,892)           $ 8,169           $(11,723)
                                                                    ==========           =======           =========

                          Valhi, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheet
                                December 31, 2004
                                 (In thousands)
                                   (Unaudited)

                                                 Originally
                                                  reported              Adjustment         As restated
                                                 ----------           -------------       ---------------

Current assets                                     $799,090              $   -               $799,090

Marketable securities                               176,770                 80,000            256,770

Property and equipment, net                         652,795                  -                652,795

Other noncurrent assets                             970,872                  -                970,872
                                        --------------------   --------------------    ---------------

                                                 $2,599,527                $80,000         $2,679,527
                                        ====================   ====================    ===============


Current liabilities                                $311,662               $   -              $311,662

Deferred income taxes                               161,758                 31,200            192,958

Other noncurrent liabilities                        978,384                   -               978,384

Minority interest                                   158,240                   -               158,240

Stockholders' equity                                989,483                 48,800          1,038,283
                                        --------------------   --------------------    ---------------

                                                 $2,599,527                $80,000         $2,679,527
                                        ====================   ====================    ===============

Components of stockholders' equity:
  Common stock at par                                $1,242                $  -                $1,242
  Paid in capital                                    85,213                 25,835            111,048
  Retained earnings                                 864,821                105,883            970,704
  Accumulated other
    comprehensive income :
      Marketable securities                          88,367               (82,918)              5,449
      Foreign currency                               45,561                   -                45,561
      Pension liabilities                          (57,779)                   -              (57,779)
  Treasury stock                                   (37,942)                   -              (37,942)
                                        --------------------   --------------------    ---------------

                                                   $989,483                $48,800         $1,038,283
                                        ====================   ====================    ===============

                          Valhi, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheet
                                December 31, 2003
                                 (In thousands)
                                   (Unaudited)

                                                Originally
                                                  Reported              Adjustment           As restated
                                               ----------------   --------------------    ---------------

Current assets                                     $670,846               $   -              $670,846

Marketable securities                               176,941                 80,000            256,941

Property and equipment, net                         637,486                   -               637,486

Other noncurrent assets                             734,181                   -               734,181
                                        --------------------   --------------------    ---------------

                                                 $2,219,454                $80,000         $2,299,454
                                        ====================   ====================    ===============


Current liabilities                                $292,764                $  -              $292,764

Deferred income taxes                               301,648                 31,200            332,848

Other noncurrent liabilities                        865,519                   -               865,519

Minority interest                                    99,789                   -                99,789

Stockholders' equity                                659,734                 48,800            708,534
                                        --------------------   --------------------    ---------------

                                                 $2,219,454                $80,000         $2,299,454
                                        ====================   ====================    ===============

Components of stockholders' equity:
  Common stock at par                                $1,340               $   -                $1,340
  Paid in capital                                    99,048                 19,019            118,067
  Retained earnings                                 639,463                112,699            752,162
  Accumulated other
    comprehensive income:
      Marketable securities                          85,124               (82,918)              2,206
      Foreign currency                              (3,573)                   -               (3,573)
      Pension liabilities                          (59,154)                   -              (59,154)
  Treasury stock                                  (102,514)                   -             (102,514)
                                        --------------------   --------------------    ---------------

                                                   $659,734                $48,800           $708,534
                                        ====================   ====================    ===============